Exhibit 10.35

Execution Version

Certain identified information marked with “[***]” has been omitted from this document because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

AMENDMENT NO. 3

TO FINANCING AGREEMENT

AMENDMENT NO. 3, dated as of September 3, 2020 (this “Amendment”), to the Financing Agreement, dated as of December 23, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”), by and among Mondee Holdings, LLC, a Delaware limited liability company (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations, each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and TCW Asset Management Company LLC, a Delaware limited liability company (“TCW”), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”).

WHEREAS, the Loan Parties have requested that the Agent and the Lenders amend certain terms and conditions of the Financing Agreement; and

WHEREAS, subject to the terms and conditions set forth herein, the Agent and the Lenders are willing to amend such terms and conditions of the Financing Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Definitions. All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement (after giving effect to this Amendment).

2.Amendments. The Financing Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Financing Agreement attached as Annex A hereto.

3.[Reserved].

4.Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders as follows on the Amendment No. 3 Effective Date (as defined below) after giving effect to this Amendment:

(a)Representations and Warranties; No Event of Default. The representations and warranties in Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment No. 3 Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment No. 3 Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(b)Organization, Good Standing, Etc. Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state, province, territory or other jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrowers, to make the borrowings under the Financing Agreement, and to execute and deliver this Amendment and each other Loan Document to which it is a party, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except (solely for the purposes of this subclause (iii)) where the failure to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c)Authorization, Etc. The execution, delivery and performance by each Loan Party of this Amendment and the performance by it of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of this clause (iv), to the extent such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(d)Enforceability of Loan Documents. This Amendment is a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by principles of equity.

(e)Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance of this Amendment by any Loan Party party hereto.

5.Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction in full, in a manner reasonably satisfactory to the Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied (or waived) being hereinafter referred to as the “Amendment No. 3 Effective Date”):

(a)Payment of Fees, etc. The Borrowers shall have paid on or before the Amendment No. 3 Effective Date (i) an amendment fee to the Administrative Agent, for the ratable benefit of the Lenders party hereto[***] which fee shall be deemed earned in full on the Amendment No. 3 Effective Date, shall be non-refundable and shall be paid in kind by capitalizing and adding such unpaid amount to the outstanding principal balance of the Term Loan on the Amendment No. 3 Effective Date, and (ii) all other fees, costs and expenses due and payable to the Agent and the Lenders under the Loan Documents on or prior to the date hereof (including the reasonable costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment), to the extent invoiced at least one (1) day prior to the date of this Amendment.

(b)Representations and Warranties; No Event of Default. An Authorized Officer of the Borrowers shall have delivered a certificate to the Agent stating that the following statements shall be true and correct (after giving effect to this Amendment): (i) the representations and warranties contained in this Amendment, Article VI of the Financing Agreement and in each other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment No. 3 Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing on the Amendment No. 3 Effective Date or would result from this Amendment becoming effective in accordance with its terms.

(c)Delivery of Documents. The Agent shall have received on or before the Amendment No. 3 Effective Date the following, each in form and substance reasonably satisfactory to the Agent and, unless indicated otherwise, dated as of the Amendment No. 3 Effective Date:

(i)this Amendment, duly executed by the Loan Parties, the Agent and the Lenders;

(ii)the Rocketrip Acquisition Collateral Assignment, duly executed by Mondee in favor of the Agent; and

(iii)a certificate of an Authorized Officer of the Administrative Borrower certifying that (A) the attached copies of the Rocketrip Acquisition Documents as in effect on the Amendment No. 3 Effective Date are true, complete and correct copies thereof and (B) such agreements remain in full force and effect and that none of the Loan Parties has breached or defaulted in any of its obligations under such agreements.

(d)Consummation of Rocketrip Acquisition. Prior to or substantially concurrently with the Amendment No. 3 Effective Date, (i) Mondee shall have purchased pursuant to the Rocketrip Acquisition Documents (no provision of which shall have been amended or otherwise modified or waived without the prior written consent of the Agent), and shall have become the owner, free and clear of all Liens other than Permitted Liens, of all of the Rocketrip Acquisition Assets and (ii) each of the parties to the Rocketrip Acquisition Documents shall have fully performed all of the obligations to be performed by it under the Rocketrip Acquisition Documents.

6.Conditions Subsequent to Effectiveness. The Loan Parties agree that, in addition to all other terms, conditions and provisions set forth in this Amendment, including, without limitation, those conditions to the Amendment No. 3 Effective Date set forth herein, each Loan Party shall, and shall cause each of its Subsidiaries to, deliver to the Agent or comply with each of the following, within the time periods set forth below (it being understood that the failure by the Loan Parties to perform or cause to be performed any such condition subsequent shall constitute an immediate Event of Default (without giving effect to any grace periods set forth in the Financing Agreement)):

(a)within the time periods set forth in Section 7.01(b) of the Financing Agreement, the Loan Parties shall deliver all documents and other deliverables required by Section 7.01(b) of the Financing Agreement in respect of the Rocketrip Acquisition.

7.[Reserved].

8.Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document (in each case, as amended or otherwise modified by this Amendment) to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment No. 3 Effective Date, all references in any such Loan Document to “the Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that to the extent that, any such Loan Document purports to assign or pledge to the Agent for the benefit of the Agent and the Lenders, or to grant to the Agent, for the benefit of the Agent and the Lenders, a security interest in or Lien on any

Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement and the other Loan Documents (in each case, as amended or otherwise modified by this Amendment), such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects. This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties’ obligations to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect (in each case, as amended or otherwise modified by this Amendment). Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

9.No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

10.No Representations by Agent or Lenders. Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by the Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.

11.Release. Each Loan Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against the Agent or any Lender (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Loan Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Agent and the Lenders wish (and the Loan Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Loan Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Agent and the Lenders, together with their respective Affiliates and Related Funds, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the “Released Parties”), from any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the Amendment No. 3 Effective Date directly arising out of, connected with or related to this Amendment, the Financing Agreement or any other Loan Document, or any act, event or transaction related or attendant thereto, or the agreements of the Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of any Loan Party, or the making of any Loans or other advances, or the management of such Loans or other advances or the Collateral (it being understood and agreed that nothing contained herein shall release any Released Party from its continuing obligations and agreements specifically set forth in this Agreement, the Financing Agreement and the other Loan Documents to be performed on or after the Amendment No. 3 Effective Date). Each Loan Party represents and warrants that it has no knowledge of any claim by any Releasor against any Released Party or of any facts or acts or omissions of any Released Party which on the date hereof would be the basis of a claim by any Releasor against any Released Party which would not be released hereby.

12.Miscellaneous.

(a)This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b)Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement.

(e)Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(f)This Amendment shall be binding upon and inure to the benefit of each Loan Party and the Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder without the prior written consent of each Lender and any such assignment without the Lenders’ prior written consent shall be null and void.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWERS:

MONDEE, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

C&H TRAVEL AND TOURS INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

SKYLINK TRAVEL, INC.
By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

SKYLINK TRAVEL, SFO INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

[Amendment No. 3 to Financing Agreement]

TRANS AM TRAVEL, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

HARI-WORLD TRAVEL GROUP, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

EXPLORETRIP IP HOLDINGS, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

EXPLORETRIP, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

MONDEE ACQUISITION COMPANY INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

TRANSWORLD TRAVEL, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

[Amendment No. 3 to Financing Agreement]

LBF TRAVEL HOLDINGS, LLC

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO
LBF TRAVEL, INC. (f/k/a LBF Acquisition Corporation, Inc.)

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

AVIA TRAVEL AND TOURS, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

COSMOPOLITAN TRAVEL SERVICE, INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

COSMOPOLITAN TRAVEL SERVICES INC.

By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

[Amendment No. 3 to Financing Agreement]

GUARANTORS:

MONDEE HOLDINGS, LLC
By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

MONDEE HOLDINGS II, INC.
By:	/s/ Prasad Gundumogula
	Name:	Prasad Gundumogula
	Title:	CEO

[Amendment No. 3 to Financing Agreement]

AGENT:

TCW ASSET MANAGEMENT COMPANY LLC

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Amendment No. 3 to Financing Agreement]

LENDERS:

WEST VIRGINIA DIRECT LENDING LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW SKYLINE LENDING LP

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

NJ/TCW DIRECT LENDING LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW BRAZOS FUND LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Amendment No. 3 to Financing Agreement]

TCW DL VII FINANCING LLC

By: TCW Asset Management Company LLC, its Collateral Manager

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC

By: TCW Asset Management Company LLC, its Investment Manager

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

US SPECIALTY INSURANCE COMPANY

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

SAFETY NATIONAL CASUALTY CORP

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
	Name:	Suzanne Grosso
	Title:	Managing Director

[Amendment No. 3 to Financing Agreement]

NORTH HAVEN CREDIT PARTNERS III L.P.

By: MS Credit Partners III GP L.P., its general partner

By: MS Credit Partners III GP Inc., its general partner

By:	/s/ William Gassman
	Name:	William Gassman
	Title:	Executive Director

[Amendment No. 3 to Financing Agreement]

ANNEX A

Amended Financing Agreement

(See Attached)